UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 9, 2008 (June 26, 2008)

Lightstone Value Plus Real Estate Investment Trust, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	333-117367	20-1237795
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

326 Third Street Lakewood, New Jersey 08701
(Address, including zip code, of Principal Executive Offices) Registrant's telephone number, including area code: (732) 367-0129

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On June 30, 2008, Lightstone Value Plus Real Estate Investment Trust, Inc (the “ Registrant”, the “Company”) filed a Current Report on Form 8-K with regard to the agreements with certain affiliates of Arbor Realty Trust, Inc. to acquire an aggregate 22.54% membership interest in Mill Run LLC, a Delaware limited liability company (“Mill Run”). Mill Run is the beneficial owner of the Prime Outlets Orlando I and Prime Outlets Orlando II retail shopping malls located in Orlando, Florida (the “Mill Run Properties”). The acquisition price for the Mill Run Interest was approximately $85 million, $19.6 million of which was in the form of equity and $65.4 million in the form of indebtedness secured by the Mill Run Properties. As the Company has recorded this investment in accordance with the equity method of accounting, the indebtedness is not included in the Company’s investment. In connection with this transaction, Lightstone Value Plus REIT LLC, our advisor, received an acquisition fee equal to 2.75% of the acquisition price, or approximately $2.4 million. Closing costs totaled approximately $1.1 million.

This Amendment to the Current Report includes financial information relating to the Portfolio.

Material factors considered by the Registrant in assessing the Portfolio for acquisition, and determining the appropriate amount of consideration to be paid for the assets acquired, included a variety of factors, including each property’s location, demographics, quality of tenants, duration of in-place leases, strong occupancy and the fact that the overall rental rate of the Portfolio was comparable to market rates. We believe that each property is well located, has acceptable roadway access and is well maintained. The properties are subject to competition from similar properties within their respective market areas, and the economic performance of one or more of the properties could be affected by changes in local economic conditions. We did not consider any other factors material or relevant to the decision to acquire the Portfolio.

The accompanying combined statement of revenues and certain operating expenses was prepared for the purpose of complying with the provision of Article 3.14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The combined statement of revenues and certain operating expenses includes the historical revenues and certain operating expenses of the Properties, exclusive of items that may not be comparable to the proposed future operations of the Properties, such as mortgage interest expense, and depreciation and amortization expense, and certain corporate expenses.

Item 9.01	Financial Statements and Exhibits.

(a)
Financial Statements of Real Estate Property Acquired. The following financial statements are submitted at the end of this Current Report on Form 8-K/A and are filed herewith and incorporated herein by reference.

Report of Independent Registered Public Accounting Firm

Combined Statement of Revenues and Certain Operating Expenses

Notes to Combined Statement of Revenues and Certain Operating Expenses

(b)
Unaudited Pro Forma Financial Information. The following financial information is submitted at the end of this Current Report on Form 8-K/A and is furnished herewith and incorporated herein by reference.

Unaudited Pro Forma Consolidated Financial Information

Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2007

Unaudited Pro Forma Consolidated Statement of Operations for the Six Months Ended June 30, 2008

Unaudited Notes to Pro Forma Consolidated Financial Statements

(c)	Shell Company Transactions. Not applicable.

(d)	Exhibits. None.

Report of Independent Registered Public Accounting Firm

To the Members of
Mill Run LLC

We have audited the accompanying combined statement of revenues and certain operating expenses (the “Summary Statement”) of Mill Run LLC (“Mill Run”) for the years ended December 31, 2007 and 2006 and for the period May 20, 2005 (date of inception) through December 31, 2005. This Summary Statement is the responsibility of Mill Run’s management. Our responsibility is to express an opinion on the Summary Statement based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Summary Statement is free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal controls over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Mill Run’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Summary Statement, assessing the accounting principles used and significant estimates made by management, as well as the overall presentation of the Summary Statement. We believe that our audits provide a reasonable basis for our opinion.

The accompanying Summary Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K/A of Lightstone Value Plus Real Estate Investment Trust, Inc.) as described in Note 1 to the Summary Statement and is not intended to be a complete presentation of Mill Run’s revenues and expenses.

In our opinion, the Summary Statement presents fairly, in all material respects, the combined revenues and certain operating expenses as described in Note 1 to the Summary Statement of Mill Run for the years ended December 31, 2007 and 2006 and for the period May 20, 2005 (date of inception) through December 31, 2005 in conformity with accounting principles generally accepted in the United States of America.

/S/Amper, Politziner & Mattia, LLP

AMPER, POLITZINER & MATTIA, LLP

September 9, 2008
Edison, New Jersey

MILL RUN LLC
COMBINED STATEMENT OF REVENUES AND
CERTAIN OPERATING EXPENSES
For the Six Months Ended June 30, 2008, the Years ended December 31, 2007 and 2006, Period of May 20, 2005 (date of inception)
through December 31, 2005

	Six Months ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007	Year Ended December 31, 2006	For the period May 20, 2005 (date of inception) through December 31, 2005
Operating Revenues
Rental Income	$12,278,470	$13,208,244	$11,703,139	$8,039,073
Tenant reimbursements	2,891,643	3,054,055	4,352,958	2,365,534
Marketing Income	916,720	1,089,129	816,969	706,489
Other income	145,668	321,977	174,896	62,419
	16,232,501	17,673,405	17,047,962	11,173,515

Certain Operating Expenses
Repairs and maintenance	1,532,832	2,706,218	2,049,373	1,113,442
Marketing Expense	1,580,151	1,811,863	1,475,433	1,034,235
Real estate taxes	953,176	1,451,481	1,733,368	1,200,075
Wages and related expenses	883,234	1,343,152	1,053,540	698,034
Management fees	758,889	833,951	809,147	399,781
General & Adminstative	304,249	536,220	98,584	258,165
Insurance	297,751	851,596	663,888	82,973
Utilities	242,878	577,080	1,410,391	1,011,945
	6,553,160	10,111,561	9,293,724	5,798,650

Revenues in Excess of Certain
Operating Expenses	$9,679,341	$7,561,844	$7,754,238	$5,374,865

See accompanying notes to Combined Statement of Revenues and Certain operating expenses

MILL RUN LLC
NOTES TO COMBINED STATEMENT OF REVENUES AND
CERTAIN OPERATING EXPENSES
For the Six Months Ended June 30, 2008, the Years ended December 31, 2007 and 2006, Period of May 20, 2005 (date of inception)
through December 31, 2005

1.	ORGANIZATION AND BASIS OF PRESENTATION

Mill Run LLC (“Mill Run”) is the beneficial owner of the Prime Outlets Orlando I and Prime Outlets Orlando II retail shopping malls located in Orlando, Florida (the “Mill Run Properties”). Mill Run acquired the Mill Run Properties in 2005, and subsequently renovated and expanded both shopping centers. The two shopping centers, referred to as the Orlando Outlet World and the Orlando Design Center, represent 771,327 and 204,701 total gross leasable area and are currently 89.1% and 60% occupied, respectively. The expanded and redeveloped Orlando Outlet World opened in two phases, and hosted its grand opening in May 2008. Orlando Outlet World currently has 150 tenants as of July 31, 2008, including tenants such as Neiman Marcus Last Call, Saks Fifth Avenue OFF 5TH, Polo Ralph Lauren Factory Store, Kate Spade, and Hugo Boss. Orlando Design Center currently has 28 tenants as of July 31, 2008, which includes Guess, G.H. Bass & Company, Calvin Klein, Reebok and Texas de Brazil.

On June 30, 2008, Lightstone Value Plus Real Estate Investment Trust, Inc (the “ Registrant”, the “Company”) filed a Current Report on Form 8-K with regard to the agreements with certain affiliates of Arbor Realty Trust, Inc. to acquire an aggregate 22.54% membership interest in Mill Run. The Company, through the Operating Partnership, entered into Contribution and Conveyance Agreements dated as of June 26, 2008 between the Operating Partnership and (i) Arbor Mill Run JRM LLC, a Delaware limited liability company (“Arbor JRM”) and (ii) Arbor National CJ, LLC, a New York limited liability company (“Arbor CJ”), pursuant to which Arbor JRM and Arbor CJ contributed to the Operating Partnership an aggregate 22.54% membership interest (the “Mill Run Interest”) in Mill Run. The Mill Run Interest is a non-managing interest, with consent rights with respect to certain major decisions. An affiliate of The Lightstone Group, the Company’s sponsor, is the managing member and majority owner of Mill Run. The acquisition price for the Mill Run Interest was approximately $85 million, $19.6 million of which was in the form of equity and $65.4 million in the form of indebtedness secured by the Mill Run Properties. As the Company has recorded this investment in accordance with the equity method of accounting, the indebtedness is not included in the Company’s investment. In connection with this transaction, Lightstone Value Plus REIT LLC, our advisor, received an acquisition fee equal to 2.75% of the acquisition price, or approximately $2.4 million. Closing costs totaled approximately $1.1 million. These costs are included in general and administrative expenses. In exchange for the Mill Run Interest, the Operating Partnership issued (i) 96,000 units of common limited partnership interest in the Operating Partnership (“Common Units”) and 18,240 Series A preferred limited partnership units in the Operating Partnership (the “Preferred Units”) with an aggregate liquidation preference of $18,240,000 to Arbor JRM and (ii) 2,000 Common Units and 380 Preferred Units with an aggregate liquidation preference of $380,000 to Arbor CJ. The total aggregate value of the Common Units and Preferred Units issued by the Operating Partnership in exchange for the Mill Run Interest was $19,600,000.

In connection with the contribution of the Mill Run Interest, the Company made loans to Arbor JRM and Arbor CJ in the aggregate principal amount of $17.6 million (the “Mill Loans”), which is classified as contra-equity. The Mill Loans are payable semi-annually and shall accrue interest at an annual rate of 4%. The Mill Loans mature on July 1, 2016 and contain customary events of default and default remedies. The Mill Loans require Arbor JRM and Arbor CJ to prepay their respective loans in full upon the redemption of the Preferred Units by the Operating Partnership. The Mill Loans are secured by the Preferred Units and Common Units issued in connection with the acquisition of the Mill Interest.

 MILL RUN LLC
NOTES TO COMBINED STATEMENT OF REVENUES AND
CERTAIN OPERATING EXPENSES
For the Six Months Ended June 30, 2008, the Years ended December 31, 2007 and 2006, Period of May 20, 2005 (date of inception)
through December 31, 2005

The accompanying combined statement of revenues and certain operating expenses the (“Summary Statement”) has been prepared for the purpose of complying with the provision of Article 3.14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Summary Statement includes the historical revenues and certain operating expenses of the Mill Run Properties, exclusive of items that may not be comparable to the proposed future operations of the Mill Run Properties, such as interest income, mortgage interest expense, depreciation and amortization expense and certain corporate expenses.

2.	SIGNIFICANT ACCOUNTING POLICIES

 Revenue Recognition

Revenues related to operating leases are recognized on a straight line basis over the lease term. The base rent stated in the statements of revenue and certain operating expenses includes straight-line revenues of $77,804 for the period May 20, 2005 ( date of inception) through December 31, 2005, $14,866 for the year ended December 31, 2006; $426,261 for the year ended December 31, 2007 and $594,588 for the six months ended June 30, 2008.

Tenant Reimbursements

Certain operating expenses incurred in the operation of the property are recoverable from the tenants. The recoverable amounts are based on actual expenses incurred. Expense recoveries are recognized as revenue in the period in which the applicable costs are incurred.

Other Income

Other income consists primarily of interest income from cash holdings, vending and other ancillary revenue sources at the properties.

Use of Estimates

The preparation of the Summary Statement in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during a reporting period. The most significant assumptions and estimates relate to revenue recognition. Actual results could differ from these estimates.

3.	OPERATING LEASES

The Mill Run Properties are leased to tenants under long-term operating leases with expiration dates through 2023. Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenant’s proportionate share of, and/or increases in, real estate taxes and certain operating costs, as defined.

MILL RUN LLC
NOTES TO COMBINED STATEMENT OF REVENUES AND
CERTAIN OPERATING EXPENSES
For the Six Months Ended June 30, 2008, the Years ended December 31, 2007 and 2006, Period of May 20, 2005 (date of inception)
through December 31, 2005 (continued)

Expected future minimum annual rentals to be received from tenants under non-cancelable operating leases, excluding renewal options, in effect at June 30, 2008, were as follows:

For the six months ending December 31, 2008	$12,075,369
For the twelve months ending December 31, 2009	24,210,872
For the twelve months ending December 31, 2010	24,108,360
For the twelve months ending December 31, 2011	24,515,731
For the twelve months ending December 31, 2012	24,018,128
Beyond 2012	21,899,501

$130,827,961

4.	RELATED PARTY TRANSACTIONS

An affiliate of The Lightstone Group, the Company’s sponsor, is employed to manage the property and to provide other professional services. Included in the combined statements of revenues and certain operating expenses are the following related party & allocated expenses:

	For the Six Months Ended June 30, 2008 (unaudited)	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Period May 20,2005 (date of inception) through December 31, 2005
Reimbursements for wages & related expenses	$885,608	$1,300,668	$1,040,799	$577,968
Management fees	758,889	832,568	809,147	399,781
Reimbursements for property insurance	244,519	808,383	928	-
Reimbursements for marketing costs	50,167	80,413	52,554	50,529

5.	INTERIM UNAUDITED COMBINED STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES

The Summary Statement for the six months ended June 30, 2008 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for a fair presentation of the statement of revenues and certain operating expenses for this interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

Lightstone Value Plus Real Estate Investment Trust, Inc.
Unaudited Pro Forma Consolidated Financial Information

On January 4, 2007, 1407 Broadway Real Estate LLC (“Owner”), an indirect, wholly owned subsidiary of 1407 Broadway Mezz II LLC (the “Venture”), consummated the acquisition of a sub-leasehold interest in an office building located at 1407 Broadway, New York, New York (the “Office Property”). The Venture is a joint venture between LVP 1407 Broadway LLC, a wholly owned subsidiary of the Partnership, and Lightstone 1407 Manager LLC, an affiliate of Lightstone Value Plus REIT LLC, our Advisor. The acquisition price for the Office Property was $122 million, exclusive of acquisition-related costs. The Venture funded the acquisition and related closing adjustments through a combination of $26.5 of capital and a $106.0 million advance on a $127.3 million variable rate mortgage loan secured by the Office Property. Our capital investment was approximately $13.0 million (representing a 49% membership interest that will be accounted for using the equity method of accounting), and related acquisition fee paid to our Advisor (approximately $1.6 million), were funded with proceeds from our common stock offering.

On February 1, 2007, we acquired 12 industrial properties and 2 suburban office buildings (the “Sealy Portfolio”) located in New Orleans, LA and San Antonio, TX. The acquisition price for the Sealy Portfolio was $63.9 million, exclusive of transaction costs and escrow reserve funding totaling approximately $3.3 million. The acquisition and closing adjustments were funded through a combination of $14.4 million in offering proceeds and approximately $53.0 million in loan proceeds from a fixed rate mortgage loan secured by the Sealy Portfolio.

On June 29, 2007, we acquired a 6.0 acre land parcel in Lake Jackson, Texas for immediate development of a 61,287 square foot power center. The land was purchased for $1.65 million cash and was funded 100% from the proceeds of our offering. Upon completion in January 2008, the center will be occupied by three triple net tenants: Pet Smart, Office Depot and Best Buy.

On November 16, 2007, we acquired five apartment communities (the “Multi Family Properties”) located in Tampa, Florida (one property), Charlotte, North Carolina (two properties) and Greensboro, North Carolina (two properties) from Camden Operating, L.P. (the “Seller”). The Seller is not affiliated with the Registrant or its subsidiaries. The Properties, built between 1980 and 1987, are comprised of 1,576 apartment units, in the aggregate, contain a total of 1,124,249 net rentable square feet, and are 94% occupied. The aggregate acquisition price for Properties was approximately $99.3 million, including acquisition-related transaction costs.

Approximately $20.0 million of the acquisition cost was funded with offering proceeds from the sale of our common stock and approximately $79.3 million was funded with a five substantially similar fixed rate loans with Fannie Mae secured by each of the Properties. In connection with the acquisition of the properties, our Advisor received an acquisition fee of 2.75% of the gross contract price for the Properties or approximately $2.65 million

On June 26, 2008, the Company, through the Operating Partnership, entered into Contribution and Conveyance Agreements between the Operating Partnership and (i) Arbor Mill Run JRM LLC, a Delaware limited liability company (“Arbor JRM”) and (ii) Arbor National CJ, LLC, a New York limited liability company (“Arbor CJ”), pursuant to which Arbor JRM and Arbor CJ contributed to the Operating Partnership an aggregate 22.54% membership interest (the “Mill Run Interest”) in Mill Run. The Mill Run Interest is a non-managing interest, with consent rights with respect to certain major decisions. The Company’s sponsor is the managing member and owns 55% of Mill Run. The acquisition price for the Mill Run Interest was approximately $85 million, $19.6 million of which was in the form of equity and $65.4 million in the form of indebtedness secured by the Mill Run Properties. As the Company has recorded this investment in accordance with the equity method of accounting, the indebtedness is not included in the Company’s investment. In connection with this transaction, Lightstone Value Plus REIT LLC, our advisor, received an acquisition fee equal to 2.75% of the acquisition price, or approximately $2.4 million. Closing costs totaled approximately $1.1 million. These costs are included in general and administrative expenses. In exchange for the Mill Run Interest, the Operating Partnership issued (i) 96,000 units of common limited partnership interest in the Operating Partnership (“Common Units”) and 18,240 Series A preferred limited partnership units in the Operating Partnership (the “Preferred Units”) with an aggregate liquidation preference of $18,240,000 to Arbor JRM and (ii) 2,000 Common Units and 380 Preferred Units with an aggregate liquidation preference of $380,000 to Arbor CJ. The total aggregate value of the Common Units and Preferred Units issued by the Operating Partnership in exchange for the Mill Run Interest was $19,600,000. Mill Run acquired the Mill Run Properties in 2005, and subsequently renovated and expanded both shopping centers. The two shopping centers, referred to as the Orlando Outlet World and the Orlando Design Center, represent 771,327 and 204,701 total gross leasable area and are currently 89.1% and 60% occupied, respectively. The expanded and redeveloped Orlando Outlet World opened in two phases, and hosted its grand opening in May 2008. Orlando Outlet World currently has 150 tenants as of July 31, 2008, including tenants such as Neiman Marcus Last Call, Saks Fifth Avenue OFF 5TH, Polo Ralph Lauren Factory Store, Kate Spade, and Hugo Boss. Orlando Design Center currently has 28 tenants as of July 31, 2008. In connection with the acquisition of the Mill Run Properties our Advisor received an acquisition fee of 2.75% of the gross contract price for the Mill Run Properties or approximately $2.4 million

In connection with the contribution of the Mill Run Interest, the Company made loans to Arbor JRM and Arbor CJ in the aggregate principal amount of $17.6 million (the “Mill Loans”), which is classified as contra-equity. The Mill Loans are payable semi-annually and shall accrue interest at an annual rate of 4%. The Mill Loans mature on July 1, 2016 and contain customary events of default and default remedies. The Mill Loans require Arbor JRM and Arbor CJ to prepay their respective loans in full upon the redemption of the Preferred Units by the Operating Partnership. The Mill Loans are secured by the Preferred Units and Common Units issued in connection with the acquisition of the Mill Interest.

The Company has also made two acquisitions in 2007 which were not considered material acquisitions. The Company has not made any adjustments on a pro forma basis for these two acquisitions, specifically, the acquisition of two hotels in Houston, Texas and one industrial property in Sarasota, Florida.

Lightstone Value Plus Real Estate Investment Trust, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2007

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if we had acquired the Mill Run Interest, Multifamily Properties, a 49% interest in the Venture, and the Sealy Portfolio on January 1, 2007. This Pro Forma Consolidated Statement of Operations should be read in conjunction with the historical financial statements and notes thereto as filed in our annual report on Form 10-K for the year ended December 31, 2007, and the financial information and notes thereto of the Mill Run interest for the year ended December 31, 2007 included elsewhere herein. The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had we completed the above transaction on January 1, 2007, nor does it purport to represent our future operations.

	For the Year ended December 31, 2007 as Reported (a)	Pro Forma Adjustments of Prior Acquisitions (b)	Pro Forma Adjustments of Mill Run (c)		Pro Forma Year Ended December 31, 2007
Rental revenues	$25,259,655	$11,865,753	$-		$37,125,408

Expenses
Property operating expenses	9,579,830	4,577,339			14,157,169
Real estate taxes	2,739,866	1,015,517			3,755,383
Property management fees		382,486			382,486
Asset management and acquisition fees		89,455	2,658,752	(d)	2,748,207
General and administrative	3,710,363	-			3,710,363
Depreciation and amortization	6,163,437	1,778,303			7,941,740
Total expenses	22,193,496	7,843,100	2,658,752		32,695,348

Operating income (loss)	3,066,159	4,022,653	(2,658,752)		4,430,060

Loss from investments in unconsoldiated
affiliated real estate entities	(7,267,949)	-	(2,406,825	)(e,f)	(9,674,774)
Interest income	1,879,768	5,829			1,885,597
Other Income	1,162,040				1,162,040
Gain on sale of securities	1,301,949				1,301,949
Interest expense	(9,384,383)	(3,569,577)			(12,953,960)
Minority interest	26	(172)			(146)
Net income (loss)	$(9,242,390)	$458,733	$(5,065,577)		$(13,849,233)

Basic and diluted loss per common share	$(1.01)				$(1.05)

Basic and diluted weighted average shares
outstanding	9,195,369	2,003,014	1,960,000	(g)	13,158,383

See accompanying unaudited notes to pro forma consolidated financial statements.

LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2008

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if we had acquired the Mill Run Interest on January 1, 2007. This Pro Forma Consolidated Statement of Operations should be read in conjunction with the historical financial statements and notes thereto as filed in our quarterly report on Form 10-Q for the six months ended June 30, 2008, and the financial information and notes thereto of the Mill Run interest for the six months ended June 30, 2008 included elsewhere herein. The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had we completed the above transaction on January 1, 2007, nor does it purport to represent our future operations.

	Six Months Ended June 30, 2008 as Reported (a)	Pro Forma Adjustments of Mill Run (b)			Pro Forma Six Months Ended June 30, 2008
Real estate revenues	$19,711,228	$			$$19,711,228

Expenses
Property operating expense	8,239,461				8,239,461
Real estate taxes	2,086,627				2,086,627
General and administrative	6,964,200		159,487	(c)	7,123,687
Depreciation and amortization	4,402,715				4,402,715
Total expenses	21,693,003		159,487		21,852,490

Operating loss	(1,981,775)		(159,487)		(2,141,262)

Other income	264,638				264,638
Interest income	1,977,723				1,977,723
Interest Expense	(6,980,220)				(6,980,220)
Loss from investments in unconsolidated
affiliated real estate entities	(1,560,317)		(577,072	)(d,e)	(2,137,389)
Minority interest	149				149
Net loss	$(8,279,802)		$(736,559)		$(9,016,361)

Basic and diluted loss per common share
	$(0.48)				$(0.47)
Basic and diluted weighted average
shares outstanding	17,302,874		1,960,000	(f)	19,262,874

LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST, INC.
UNAUDITED NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Unaudited Pro Forma Consolidated Statement of Operations for the Year ended December 31, 2007

(a) Represents our historical operations for the year ended December 31, 2007.
(b) Reflects pro forma adjustments for the acquisition of the 49% equity interest in the Venture on January 4, 2007, the Sealy Portfolio on February 1, 2007 and the Properties on November 16, 2007 as though each of these acquisitions had occurred on January 1, 2007.
(c) Reflects the pro forma adjustments of Mill Run as though the acquisition had occurred on January 1, 2007.
(d) Reflects pro forma asset management fees and acquisition fee. Our investment in the Mill Run Interest is managed by our Advisor for an annual asset management fee of 0.55% of the asset book value and an acquisition fee of 2.75 % of purchase price of the Mill Run Interest.
(e) To record the pro forma effect of our 22.54% equity in the losses of Mill Run for the year ended December 31, 2007.
(f) Reflects depreciation and amortization of the step up value of the investment in Mill Run’s real and personal property using the straight-line method over the estimated useful life of acquired assets.
(g)To adjust historical weighted average number of shares of common stock outstanding to reflect the sale of a sufficient number of shares needed to fund the cash portion of our purchase in Mill Run.
(h)The Company has qualified to be taxed as a real estate investment trust (a “REIT”), under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the “Code”) and intends to be taxed as such beginning with its taxable year ending December 31, 2006. Accordingly, no provision for income taxes has been made.

LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST, INC.
UNAUDITED NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Unaudited Pro Forma Consolidated Statement of Operations for the Six months ended June 30, 2008

(a) Represents our historical operations for the six months ended June 30, 2008.
(b) Reflects the pro forma adjustments of Mill Run as though the acquisition had occurred on January 1, 2007.
(c) Reflects pro forma asset management fees. Our investment in the Mill Run Interest is managed by our Advisor for an annual asset management fee of 0.55% of the asset book value.
(d) To record the pro forma effect of our 22.54% equity in the losses of Mill Run for the six months ended June 30, 2008.
(e) Reflects depreciation and amortization of the step up value of the investment in Mill Run’s real and personal property using the straight-line method over the estimated useful life of acquired assets.
(f)To adjust historical weighted average number of shares of common stock outstanding to reflect the sale of a sufficient number of shares needed to fund the cash portion of our purchase in Mill Run.
(g)The Company has qualified to be taxed as a real estate investment trust (a “REIT”), under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the “Code”) and intends to be taxed as such beginning with its taxable year ending December 31, 2006. Accordingly, no provision for income taxes has been made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST, INC.

Date: September 9, 2008	By:	/S/ Donna Brandin
Donna Brandin Chief Financial Officer and Treasurer